Exhibit 99.1

Contact:

Peter Kuipers	Omnicell, Inc.
Chief Financial Officer	590 East Middlefield Road
800-850-6664	Mountain View, CA 94043
Peter.Kuipers@Omnicell.com

Omnicell Announces Second Quarter 2018 Results

GAAP revenues of $189 million, up 4.2% year-over-year
GAAP net income per diluted share of $0.16, up $0.11 year-over-year
Non-GAAP revenues of $189 million, up 4.0% year-over-year
Non-GAAP net income per diluted share of $0.46, up $0.13 year-over-year

MOUNTAIN VIEW, Calif. -- July 26, 2018 -- Omnicell, Inc. (NASDAQ: OMCL), a leading provider of medication and supply management solutions to healthcare systems, today announced results for its second quarter ended June 30, 2018.

GAAP Results

GAAP revenues for the second quarter of 2018 were $188.7 million, up $7.6 million, or 4.2% from the second quarter of 2017. GAAP revenues for the six months ended June 30, 2018 were $371.3 million, up $41.7 million, or 12.7% from the six months ended June 30, 2017.
Second quarter 2018 GAAP net income as reported was $6.6 million, or $0.16 per diluted share. This compares to GAAP net income of $1.9 million, or $0.05 per diluted share, for the second quarter of 2017.
GAAP net income for the six months ended June 30, 2018 was $9.3 million, or $0.23 per diluted share. This compares to GAAP net loss of $8.5 million, or a net loss of $0.23 per diluted share, for the six months ended June 30, 2017.
Non-GAAP Results
Non-GAAP revenues for the second quarter of 2018 were $188.7 million, up $7.3 million, or 4.0% from the second quarter of 2017. Non-GAAP revenues for the six months ended June 30, 2018 were $371.3 million, up $41.1 million, or 12.4% from the six months ended June 30, 2017.

Non-GAAP net income for the second quarter of 2018 was $18.4 million, or $0.46 per diluted share. This compares to non-GAAP net income of $12.8 million, or $0.33 per diluted share, for the second quarter of 2017.
Non-GAAP net income for the six months ended June 30, 2018 was $29.8 million, or $0.75 per diluted share. This compares to non-GAAP net income of $15.3 million, or $0.40 per diluted share, for the six months ended June 30, 2017.
Non-GAAP net income for each period excludes, when applicable, the effect of share-based compensation expense, amortization expense of acquired intangible assets, acquisition-related expenses, fair value adjustments related to business acquisitions, restructuring and severance-related expenses, tax reform and restructuring benefits, contingent gains, and amortization of debt issuance cost.

Effective January 1, 2018, the Company adopted the new revenue recognition accounting standard, ASC 606, “Revenue from Contracts with Customers,” utilizing the full retrospective transition method. All 2017 financial results have been adjusted to reflect the change.

“Medication management is playing an increasingly strategic role in patient outcomes and the financial success of healthcare institutions,” said Randall Lipps, chairman, president, chief executive officer, and founder of Omnicell. “With a continued focus on digital transformation and strategic partnerships, we are driving efficiency and supporting patient safety through Omnicell’s industry-leading platform.”

2018 Guidance
For the third quarter of 2018, the Company expects non-GAAP revenues to be between $200 million and $206 million. The Company expects third quarter 2018 non-GAAP earnings to be between $0.52 and $0.57 per share.

For the year 2018, the Company expects product bookings to be between $630 million and $665 million. The Company expects non-GAAP revenues to be between $780 million and $800 million, and non-GAAP earnings to be between $1.90 and $2.05 per share.

The table below summarizes 2018 guidance outlined above.

	Q3’18	Total Year 2018
Product Bookings	Not provided	$630 million - $665 million
Non-GAAP Revenues	$200 million - $206 million	$780 million - $800 million
Non-GAAP EPS	$0.52 - $0.57	$1.90 - $2.05

Omnicell Conference Call Information

Omnicell will hold a conference call today, Thursday, July 26, 2018 at 1:30 p.m. PT to discuss second quarter financial results. The conference call can be monitored by dialing 1-800-696-5518 within the U.S. or 1-706-758-4883 for all other locations. The Conference ID # is 7290938. Internet users can access the conference call at http://ir.omnicell.com/events.cfm.  A replay of the call will be available today at approximately 4:30 p.m. PT and will be available until 11:59 p.m. PT on September 6, 2018. The replay access numbers are 1-855-859-2056 within the U.S. and 1-404-537-3406 for all other locations, Conference ID # is 7290938.

About Omnicell

Since 1992, Omnicell (NASDAQ: OMCL) has been inspired to create safer and more efficient ways to manage medications and supplies across all care settings. Omnicell is revolutionizing the patient medication experience from hospital to home by empowering providers to keep each patient at the center of care. The Company’s autonomous approach to medication management leverages a differentiated platform for hardware and workflow software solutions, real-time predictive intelligence, and performance-driven partnerships to help drive operational, financial, and clinical success for customers.

Supporting the highest level of patient safety is essential to excellent patient care. As a leader in medication and supply dispensing automation, central pharmacy automation, IV robotics, analytics software, and medication adherence and packaging systems, Omnicell is focused on delivering solutions for medication availability, affordability, safety, and adherence. Over 4,500 facilities worldwide use Omnicell® automation and analytics solutions to increase operational efficiency, reduce medication errors, deliver actionable intelligence, and improve patient safety.

Omnicell’s innovative medication adherence solutions, used by over 32,000 institutional and retail pharmacies in North America and the United Kingdom, are designed to improve patient engagement and adherence to prescriptions, helping to reduce costly hospital readmissions.

For more information about Omnicell, Inc. please visit www.omnicell.com.

Forward-Looking Statements

To the extent any statements contained in this release deal with information that is not historical, these statements are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. As such, they are subject to the occurrence of many events outside Omnicell’s control and are subject to various risk factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statement. Such statements include, but are not limited to, Omnicell’s pipeline; new products and solutions yet to be generally available; new sales opportunities; and projected bookings, revenues, earnings per share, profit, and market share growth. Risks that contribute to the uncertain nature of the forward-looking statements include (i) our ability to take advantage of the growth opportunities in medication management across the spectrum of healthcare settings from the hospital, long-term care, to home care, (ii) our ability to develop and commercialize new products, including the XR2 Automated Central Pharmacy System and the IVX Workflow semi-automated workflow solution, (iii) unfavorable general economic and market conditions, (iv) risks to growth and acceptance of our products and services, including competitive conversions, (v) growth of the clinical automation and workflow automation market generally, (vi) potential of increasing competition, (vii) potential regulatory changes, (viii) our ability to improve sales productivity to grow product bookings, and (ix) our ability to acquire and successfully integrate companies. These and other risks and uncertainties are described more fully in Omnicell’s most recent filings with the Securities and Exchange Commission (“SEC”). Prospective investors are cautioned not to place undue reliance on forward-looking statements. All forward-looking statements contained in this press release speak only as of the date on which they were made. Omnicell undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Use of Non-GAAP Financial Information

This press release contains financial measures that are not calculated in accordance with GAAP. Our management evaluates and makes operating decisions using various performance measures. In addition to Omnicell’s GAAP results, we also consider non-GAAP revenues, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share. Additionally, we calculate adjusted EBITDA (another non-GAAP measure) by means of adjustments to GAAP net income. These non-GAAP results should not be considered as an alternative to gross profit, operating expenses, net income, net income per diluted share, or any other performance measure derived in accordance with GAAP. We present these non-GAAP results because we consider them to be important supplemental measures of Omnicell’s performance.

Our non-GAAP revenues, non-GAAP gross profit, non-GAAP operating expenses, non-GAAP net income, and non-GAAP net income per diluted share are exclusive of certain items to facilitate management’s review of the comparability of Omnicell’s core operating results on a period-to-period basis because such items are not related to Omnicell’s ongoing core operating results as viewed by management. We define our “core operating results” as those revenues recorded in a particular period and the expenses incurred within that period that directly drive operating income in that period. Management uses these non-GAAP financial measures in making operating decisions because, in addition to meaningful supplemental information regarding operating performance, the measures give us a better understanding of how we should invest in research and development, fund infrastructure growth, and evaluate the effectiveness of marketing strategies. In calculating the above non-GAAP results, management specifically adjusted for the following excluded items:

a)
Share-based compensation expense. We excluded from our non-GAAP results the expense related to equity-based compensation plans as they represent expenses that do not require cash settlement from Omnicell.

b)
Amortization of acquired intangible assets. We excluded from our non-GAAP results the intangible assets amortization expense resulting from our past acquisitions. These non-cash charges are not considered by management to reflect the core cash-generating performance of the business and therefore are excluded from our non-GAAP results.

c)
Amortization of debt issuance cost. Debt issuance cost represents costs associated with the issuance of Term Loan and Revolving Line of Credit facilities. The cost includes underwriting fees, original issue discount, ticking fee, and legal fees. This non-cash expense is not considered by management to reflect the core cash-generating performance of the business and therefore is excluded from our non-GAAP results.

d)
Acquisition accounting impact related to deferred revenues. In connection with recent acquisitions, business combination rules require us to account for the fair values of arrangements for which acceptance has not been obtained, and post installation support has not been provided in our purchase accounting. The non-GAAP adjustment to our revenues is intended to include the full amounts of such revenues. We believe the adjustment to these revenues is useful as a measure of the ongoing performance of our business.

e)
Acquisition-related expenses. We excluded from the non-GAAP results the expenses which are related to recent acquisitions. These expenses are unrelated to our ongoing operations, and we do not expect them to occur in the ordinary course of business. We believe that excluding these acquisition-related expenses provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance and the financial results of less acquisitive peer companies.

f)
Severance and other related expenses. We excluded from our non-GAAP results the expenses which are related to restructuring events. These expenses are unrelated to our ongoing operations, and we do not expect them to occur in the ordinary course of business. We believe that excluding these expenses provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance, and the financial results of peer companies.

g)
Tax impact from restructuring activity. We excluded from our non-GAAP results the tax impacts related to restructuring activity. These impacts are unrelated to our ongoing operations, and we do not expect them to occur in the ordinary course of business. We believe that excluding these impacts provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance, and the financial results of peer companies.

h)
Contingent gain. We excluded from our non-GAAP results the contingent gain related to a settlement agreement associated with the Ateb acquisition. This contingent gain is unrelated to our ongoing operations, and we do not expect it to occur in the ordinary course of business. We believe that excluding this contingent gain provides more meaningful comparisons of the financial results to our historical operations and forward-looking guidance, and the financial results of peer companies.

Management adjusts for the above items because management believes that, in general, these items possess one or more of the following characteristics: their magnitude and timing is largely outside of Omnicell’s control; they are unrelated to the ongoing operation of the business in the ordinary course; they are unusual and we do not expect them to occur in the ordinary course of business; or they are non-operational, or non-cash expenses involving stock compensation plans or other items.

We believe that the presentation of these non-GAAP financial measures is warranted for several reasons:

a)
Such non-GAAP financial measures provide an additional analytical tool for understanding Omnicell’s financial performance by excluding the impact of items which may obscure trends in the core operating results of the business.

b)
Since we have historically reported non-GAAP results to the investment community, we believe the inclusion of non-GAAP numbers provides consistency and enhances investors’ ability to compare our performance across financial reporting periods.

c)
These non-GAAP financial measures are employed by Omnicell’s management in its own evaluation of performance and are utilized in financial and operational decision making processes, such as budget planning and forecasting.

d)
These non-GAAP financial measures facilitate comparisons to the operating results of other companies in our industry, which use similar financial measures to supplement their GAAP results, thus enhancing the perspective of investors who wish to utilize such comparisons in their analysis of our performance.

Set forth below are additional reasons why share-based compensation expense is excluded from our non-GAAP financial measures:

i)
While share-based compensation calculated in accordance with Accounting Standard Codification (“ASC”) 718 constitutes an ongoing and recurring expense of Omnicell, it is not an expense that requires cash settlement by Omnicell. We therefore exclude these charges for purposes of evaluating core operating results. Thus, our non-GAAP measurements are presented exclusive of share-based compensation expense to assist management and investors in evaluating our core operating results.

ii)
We present ASC 718 share-based payment compensation expense in our reconciliation of non-GAAP financial measures on a pre-tax basis because the exact tax differences related to the timing and deductibility of share-based compensation under ASC 718 are dependent upon the trading price of Omnicell’s common stock and the timing and exercise by employees of their stock options. As a result of these timing and market uncertainties, the tax effect related to share-based compensation expense would be inconsistent in amount and frequency and is therefore excluded from our non-GAAP results.

Our adjusted EBITDA calculation is defined as earnings before interest income and expense, taxes, depreciation and amortization, and non-cash expenses, including ASC 718 share-based compensation expense, as well as certain non-GAAP adjustments.

As stated above, we present non-GAAP financial measures because we consider them to be important supplemental measures of performance. However, non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for Omnicell’s GAAP results. In the future, we expect to incur expenses similar to certain of the non-GAAP adjustments described above and expect to continue reporting non-GAAP financial measures excluding such items. Some of the limitations in relying on non-GAAP financial measures are:

a)
Omnicell’s stock option and stock purchase plans are important components of incentive compensation arrangements and will be reflected as expenses in Omnicell’s GAAP results for the foreseeable future under ASC 718.

b)	Other companies, including companies in Omnicell’s industry, may calculate non-GAAP financial measures differently than Omnicell, limiting their usefulness as a comparative measure.

Pursuant to the requirements of SEC Regulation G, a detailed reconciliation between Omnicell’s non-GAAP and GAAP financial results is set forth in the financial tables at the end of this press release. Investors are advised to carefully review and consider this information strictly as a supplement to the GAAP results that are contained in this press release and in Omnicell’s SEC filings.

The Company’s 2018 guidance for non-GAAP earnings per share, as well as certain projections discussed in today’s teleconference, exclude “certain items,” which include but are not limited to: unusual gains and losses; costs associated with future restructurings; acquisition-related expenses; and certain tax and litigation outcomes. We do not provide a reconciliation of non-GAAP earnings per share guidance to the comparable GAAP measure as these items are inherently uncertain and difficult to estimate, and cannot be predicted without unreasonable effort. We believe such a reconciliation would imply a degree of precision that could be confusing to investors. These items may also have a material impact on GAAP earnings per share in future periods.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Three Months Ended
	June 30, 2018	June 30, 2017
		As Adjusted*	As Reported	Change
Revenues:
Product revenues	$134,636	$130,205	$128,056	$2,149
Services and other revenues	54,037	50,837	52,829	(1,992)
Total revenues	188,673	181,042	180,885	157
Cost of revenues:
Cost of product revenues	75,076	81,738	81,738	—
Cost of services and other revenues	24,814	21,172	21,172	—
Total cost of revenues	99,890	102,910	102,910	—
Gross profit	88,783	78,132	77,975	157
Operating expenses:
Research and development	15,512	16,911	16,911	—
Selling, general, and administrative	65,937	61,922	63,468	(1,546)
Total operating expenses	81,449	78,833	80,379	(1,546)
Income (loss) from operations	7,334	(701)	(2,404)	1,703
Interest and other income (expense), net	(896)	196	196	—
Income (loss) before provision for income taxes	6,438	(505)	(2,208)	1,703
Provision for (benefit from) income taxes	(150)	(2,385)	(3,045)	660
Net income (loss)	$6,588	$1,880	$837	$1,043
Net income (loss) per share:
Basic	$0.17	$0.05	$0.02	$0.03
Diluted	$0.16	$0.05	$0.02	$0.03
Weighted average shares outstanding:
Basic	38,970	37,250	37,250
Diluted	40,000	38,370	38,370

*
As adjusted for full retrospective adoption of Accounting Standard Codification (“ASC”) 606, “Revenue from Contracts with Customers.” The adjustment also includes a $0.2 million reclassification from services and other revenues to product revenues to conform with current-period presentation.

Omnicell, Inc.
Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share data)

	Six Months Ended
	June 30, 2018	June 30, 2017
		As Adjusted*	As Reported	Change
Revenues:
Product revenues	$265,295	$228,996	$226,986	$2,010
Services and other revenues	105,997	100,599	104,453	(3,854)
Total revenues	371,292	329,595	331,439	(1,844)
Cost of revenues:
Cost of product revenues	150,493	145,326	145,326	—
Cost of services and other revenues	49,561	43,946	43,946	—
Total cost of revenues	200,054	189,272	189,272	—
Gross profit	171,238	140,323	142,167	(1,844)
Operating expenses:
Research and development	32,049	33,714	33,714	—
Selling, general, and administrative	131,222	123,862	128,093	(4,231)
Total operating expenses	163,271	157,576	161,807	(4,231)
Income (loss) from operations	7,967	(17,253)	(19,640)	2,387
Interest and other income (expense), net	(3,625)	(2,260)	(2,260)	—
Income (loss) before provision for income taxes	4,342	(19,513)	(21,900)	2,387
Provision for (benefit from) income taxes	(4,966)	(11,058)	(11,983)	925
Net income (loss)	$9,308	$(8,455)	$(9,917)	$1,462
Net income (loss) per share:
Basic	$0.24	$(0.23)	$(0.27)	$0.04
Diluted	$0.23	$(0.23)	$(0.27)	$0.04
Weighted average shares outstanding:
Basic	38,804	37,046	37,046
Diluted	39,854	37,046	37,046

*
As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.” The adjustment also includes a $0.3 million reclassification from services and other revenues to product revenues to conform with current-period presentation.

Omnicell, Inc.
Condensed Consolidated Balance Sheets
(Unaudited, in thousands)

	June 30, 2018	December 31, 2017
		As Adjusted*	As Reported	Change
ASSETS
Current assets:
Cash and cash equivalents	$46,168	$32,424	$32,424	$—
Accounts receivable and unbilled, net	174,570	190,046	189,227	819
Inventories, net	103,732	96,137	96,137	—
Prepaid expenses	18,266	20,392	36,060	(15,668)
Other current assets	16,122	13,273	13,273	—
Total current assets	358,858	352,272	367,121	(14,849)
Property and equipment, net	50,884	42,595	42,595	—
Long-term investment in sales-type leases, net	16,707	15,435	15,435	—
Goodwill	336,550	337,751	337,751	—
Intangible assets, net	155,750	168,107	168,107	—
Long-term deferred tax assets	9,451	9,454	9,454	—
Prepaid commissions	38,620	41,432	—	41,432
Other long-term assets	59,655	49,316	39,841	9,475
Total assets	$1,026,475	$1,016,362	$980,304	$36,058

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$35,261	$48,290	$48,290	$—
Accrued compensation	31,168	27,241	27,241	—
Accrued liabilities	31,721	35,693	35,693	—
Long-term debt, current portion, net	17,708	15,208	15,208	—
Deferred revenues, net	85,776	78,774	86,104	(7,330)
Total current liabilities	201,634	205,206	212,536	(7,330)
Long-term, deferred revenues	8,957	10,623	17,244	(6,621)
Long-term deferred tax liabilities	34,788	41,446	28,579	12,867
Other long-term liabilities	11,394	9,829	9,829	—
Long-term debt, net	181,062	194,917	194,917	—
Total liabilities	437,835	462,021	463,105	(1,084)
Total stockholders’ equity	588,640	554,341	517,199	37,142
Total liabilities and stockholders’ equity	$1,026,475	$1,016,362	$980,304	$36,058

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

Omnicell, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited, in thousands)

	Six months ended June 30,
	2018	2017*
Operating Activities
Net income (loss)	$9,308	$(8,455)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	24,829	25,942
Loss on disposal of fixed assets	—	79
Share-based compensation expense	13,766	11,056
Income tax benefits from employee stock plans	—	11
Deferred income taxes	(6,655)	(11,722)
Amortization of debt financing fees	1,145	795
Changes in operating assets and liabilities:
Accounts receivable and unbilled	15,476	(1,058)
Inventories	(9,789)	(12,226)
Prepaid expenses	2,126	128
Other current assets	(2,283)	202
Investment in sales-type leases	(1,838)	5,482
Prepaid commissions	2,812	1,554
Other long-term assets	(2,797)	(622)
Accounts payable	(12,229)	23,357
Accrued compensation	3,927	4,529
Accrued liabilities	(2,574)	2,165
Deferred revenues	5,336	(3,412)
Other long-term liabilities	167	1,119
Net cash provided by operating activities	40,727	38,924
Investing Activities
Purchases of intangible assets, intellectual property, and patents	—	(160)
Software development for external use	(13,091)	(6,748)
Purchases of property and equipment	(14,985)	(6,493)
Business acquisition, net of cash acquired	—	(4,446)
Net cash used in investing activities	(28,076)	(17,847)
Financing Activities
Proceeds from debt	—	10,000
Repayment of debt and revolving credit facility	(12,500)	(70,500)
Proceeds from issuances under stock-based compensation plans	16,117	15,783
Employees’ taxes paid related to restricted stock units	(3,062)	(2,638)
Net cash provided by (used in) financing activities	555	(47,355)
Effect of exchange rate changes on cash and cash equivalents	538	(1,274)
Net increase (decrease) in cash and cash equivalents	13,744	(27,552)
Cash and cash equivalents at beginning of period	32,424	54,488
Cash and cash equivalents at end of period	$46,168	$26,936

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

Omnicell, Inc.
Reconciliation of GAAP to Non-GAAP
(Unaudited, in thousands, except per share data and percentage)

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017*	June 30, 2018	June 30, 2017*

Reconciliation of GAAP revenues to non-GAAP revenues:
GAAP revenues	$188,673	$181,042	$371,292	$329,595
Acquisition accounting impact related to deferred revenues	—	313	—	626
Non-GAAP revenues	$188,673	$181,355	$371,292	$330,221

Reconciliation of GAAP gross profit to non-GAAP gross profit:
GAAP gross profit	$88,783	$78,132	$171,238	$140,323
GAAP gross margin	47.1%	43.2%	46.1%	42.6%
Share-based compensation expense	1,177	864	2,196	1,846
Amortization of acquired intangibles	2,756	2,848	5,547	5,685
Acquisition accounting impact related to deferred revenues	—	313	—	626
Severance and other expenses	—	—	—	1,697
Non-GAAP gross profit	$92,716	$82,157	$178,981	$150,177
Non-GAAP gross margin	49.1%	45.3%	48.2%	45.5%

Reconciliation of GAAP operating expenses to non-GAAP operating expenses:
GAAP operating expenses	$81,449	$78,833	$163,271	$157,576
GAAP operating expenses % to total revenues	43.2%	43.5%	44.0%	47.8%
Share-based compensation expense	(6,061)	(4,681)	(11,570)	(9,210)
Amortization of acquired intangibles	(3,126)	(3,626)	(6,364)	(7,279)
Acquisition-related expenses	—	—	—	(126)
Severance and other expenses	(1,735)	(970)	(3,247)	(3,302)
Non-GAAP operating expenses	$70,527	$69,556	$142,090	$137,659
Non-GAAP operating expenses % to total revenues	37.4%	38.4%	38.3%	41.7%

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

	Three Months Ended		Six Months Ended
	June 30, 2018	June 30, 2017*	June 30, 2018	June 30, 2017*
Reconciliation of GAAP income (loss) from operations to non-GAAP income (loss) from operations:
GAAP income (loss) from operations	$7,334	$(701)	$7,967	$(17,253)
GAAP operating income (loss) % to total revenues	3.9%	(0.4)%	2.1%	(5.2)%
Share-based compensation expense	7,238	5,545	13,766	11,056
Amortization of acquired intangibles	5,882	6,474	11,911	12,964
Acquisition accounting impact related to deferred revenues	—	313	—	626
Acquisition-related expenses	—	—	—	126
Severance and other expenses	1,735	970	3,247	4,999
Non-GAAP income (loss) from operations	$22,189	$12,601	$36,891	$12,518
Non-GAAP operating income (loss) % to total Non-GAAP revenues	11.8%	6.9%	9.9%	3.8%

Reconciliation of GAAP net income (loss) to non-GAAP net income:
GAAP net income (loss)	$6,588	$1,880	$9,308	$(8,455)
Tax benefit for restructuring activity	—	—	(4,205)	—
Share-based compensation expense	7,238	5,545	13,766	11,056
Amortization of acquired intangibles	5,882	6,474	11,911	12,964
Acquisition accounting impact related to deferred revenues	—	313	—	626
Acquisition-related expenses(c)	397	397	794	920
Severance and other expenses	1,911	970	3,599	4,999
Contingent gain	(2,456)	—	(2,456)	—
Tax effect of the adjustments above(a)	(1,204)	(2,817)	(2,907)	(6,836)
Non-GAAP net income	$18,356	$12,762	$29,810	$15,274

Reconciliation of GAAP net income (loss) per share - diluted to non-GAAP net income per share - diluted:
Shares - diluted GAAP	40,000	38,370	39,854	37,046

Shares - diluted Non-GAAP	40,000	38,370	39,854	38,103

GAAP net income (loss) per share - diluted	$0.16	$0.05	$0.23	$(0.23)
Tax benefit for restructuring activity	—	—	(0.11)	—
Share-based compensation expense	0.18	0.14	0.35	0.29
Amortization of acquired intangibles	0.15	0.17	0.30	0.34
Acquisition accounting impact related to deferred revenues	—	0.01	—	0.02
Acquisition-related expenses	0.01	0.01	0.02	0.03
Severance and other expenses	0.05	0.02	0.09	0.13
Contingent gain	(0.06)	—	(0.06)	—
Tax effect of the adjustments above(a)	(0.03)	(0.07)	(0.07)	(0.18)
Non-GAAP net income per share - diluted	$0.46	$0.33	$0.75	$0.40

Reconciliation of GAAP net income (loss) to non-GAAP Adjusted EBITDA(b):
GAAP net income (loss)	$6,588	$1,880	$9,308	$(8,455)
Share-based compensation expense	7,238	5,545	13,766	11,056
Interest (income) and expense, net	1,615	1,311	3,387	2,743
Depreciation and amortization expense	12,519	13,494	24,829	25,942

Acquisition accounting impact related to deferred revenues	—	313	—	626
Acquisition-related expenses	397	397	794	920
Severance and other expenses	1,911	728	3,599	4,493
Contingent gain	(2,456)	—	(2,456)	—
Income tax expense (benefit)	(150)	(2,385)	(4,966)	(11,058)
Non-GAAP Adjusted EBITDA	$27,662	$21,283	$48,261	$26,267

(a)
Tax effects calculated for all adjustments except tax benefits and share-based compensation expense, using an estimated annual effective tax rate of 21% for fiscal year 2018 and 35% for fiscal year 2017.

(b)	Defined as earnings before interest income and expense, taxes, depreciation and amortization, as well as excluding certain non-GAAP adjustments.

(c)	Includes amortization of debt financing fees associated with our debt facilities.

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Three Months Ended June 30, 2018			Three Months Ended June 30, 2017
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics*	Medication Adherence	Total*
Revenues	$158,365	$30,308	$188,673	$148,584	$32,458	$181,042
Cost of revenues	78,686	21,204	99,890	80,716	22,194	102,910
Gross profit	79,679	9,104	88,783	67,868	10,264	78,132
Gross margin %	50.3%	30.0%	47.1%	45.7%	31.6%	43.2%

Operating expenses	48,167	10,296	58,463	47,508	10,099	57,607
Income (loss) from segment operations	$31,512	$(1,192)	$30,320	$20,360	$165	$20,525
Operating margin %	19.9%	(3.9)%	16.1%	13.7%	0.5%	11.3%

Corporate costs			22,986			21,226
Income (loss) from operations			$7,334			$(701)

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

Omnicell, Inc.
Segmented Information
(Unaudited, in thousands, except for percentages)

	Six Months Ended June 30, 2018			Six Months Ended June 30, 2017
	Automation and Analytics	Medication Adherence	Total	Automation and Analytics*	Medication Adherence	Total*
Revenues	$309,771	$61,521	$371,292	$270,754	$58,841	$329,595
Cost of revenues	156,928	43,126	200,054	149,477	39,795	189,272
Gross profit	152,843	18,395	171,238	121,277	19,046	140,323
Gross margin %	49.3%	29.9%	46.1%	44.8%	32.4%	42.6%

Operating expenses	96,558	20,495	117,053	95,570	21,295	116,865
Income (loss) from segment operations	$56,285	$(2,100)	$54,185	$25,707	$(2,249)	$23,458
Operating margin %	18.2%	(3.4)%	14.6%	9.5%	(3.8)%	7.1%

Corporate costs			46,218			40,711
Income (loss) from operations			$7,967			$(17,253)

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended June 30, 2018
	Automation and Analytics			Medication Adherence			Total
	Amount	% of GAAP Revenues	% of Non-GAAP Revenues	Amount	% of GAAP Revenues	% of Non-GAAP Revenues	Amount	% of GAAP Revenues	% of Non-GAAP Revenues
Revenues	$158,365			$30,308			$188,673
Non-GAAP Revenues	$158,365			$30,308			$188,673

GAAP Gross profit	$79,679	50.3%		$9,104	30.0%		$88,783	47.1%
Share-based compensation expense	1,004	0.6%	0.6%	173	0.6%	0.6%	1,177	0.6%	0.6%
Amortization expense of acquired intangible assets	2,232	1.4%	1.4%	524	1.7%	1.7%	2,756	1.5%	1.5%
Non-GAAP Gross profit	$82,915		52.4%	$9,801		32.3%	$92,716		49.1%

GAAP Operating income (loss)	$31,512	19.9%		$(1,192)	(3.9)%		$30,320	16.1%
Share-based compensation expense	3,148	2.0%	2.0%	489	1.6%	1.6%	3,637	1.9%	1.9%
Amortization expense of acquired intangible assets	4,204	2.7%	2.7%	1,678	5.5%	5.5%	5,882	3.1%	3.1%
Severance and other expenses	996	0.6%	0.6%	(25)	(0.1)%	(0.1)%	971	0.5%	0.5%
Non-GAAP Operating income	$39,860		25.2%	$950		3.1%	$40,810		21.6%

GAAP Corporate costs							$22,986	12.2%
Share-based compensation expense							(3,601)	(1.9)%	(1.9)%
Severance and other expenses							(764)	(0.4)%	(0.4)%
Non-GAAP Corporate costs							$18,621		9.9%

Non-GAAP Income from operations							$22,189		11.8%

Omnicell, Inc.
Segment Information - Non-GAAP Gross Profit and Non-GAAP Operating Margin
(Unaudited, in thousands, except for percentages)

	Three Months Ended June 30, 2017
	Automation and Analytics*			Medication Adherence			Total*
	Amount	% of GAAP Revenues	% of Non-GAAP Revenues	Amount	% of GAAP Revenues	% of Non-GAAP Revenues	Amount	% of GAAP Revenues	% of Non-GAAP Revenues
Revenues	$148,584			$32,458			$181,042
Acquisition accounting impact related to deferred revenues	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Non-GAAP Revenues	$148,584			$32,771			$181,355

GAAP Gross profit	$67,868	45.7%		$10,264	31.6%		$78,132	43.2%
Share-based compensation expense	736	0.5%	0.5%	128	0.4%	0.4%	864	0.5%	0.5%
Amortization expense of acquired intangible assets	2,228	1.5%	1.5%	620	1.9%	1.9%	2,848	1.6%	1.6%
Acquisition accounting impact related to deferred revenues	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Non-GAAP Gross profit	$70,832		47.7%	$11,325		34.6%	$82,157		45.3%

GAAP Operating income (loss)	$20,360	13.7%		$165	0.5%		$20,525	11.3%
Share-based compensation expense	2,275	1.5%	1.5%	354	1.1%	1.1%	2,629	1.5%	1.4%
Amortization expense of acquired intangible assets	4,545	3.1%	3.1%	1,929	5.9%	5.9%	6,474	3.6%	3.6%
Acquisition accounting impact related to deferred revenues	—	—%	—%	313	1.0%	1.0%	313	0.2%	0.2%
Severance and other expenses	610	0.4%	0.4%	—	—%	—%	610	0.3%	0.3%
Non-GAAP Operating income	$27,790		18.7%	$2,761		8.4%	$30,551		16.8%

GAAP Corporate costs							$21,226	11.7%
Share-based compensation expense							(2,916)	(1.6)%	(1.6)%
Severance and other expenses							(360)	(0.2)%	(0.2)%
Non-GAAP Corporate costs							$17,950		9.9%

Non-GAAP Income from operations							$12,601		6.9%

*	As adjusted for full retrospective adoption of ASC 606, “Revenue from Contracts with Customers.”